The Guardian Investor ProFreedom Variable Annuitysm (B Share)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated December 9, 2013 for The Guardian Investor ProFreedom Variable Annuitysm (B Share) issued through The Guardian Separate Account R.

In the Prospectus section titled “VARIABLE INVESTMENT OPTIONS” the Variable Investment Options table is revised as follows for the Putnam VT Absolute Return 500 Fund Class IB.

Variable investment option	Investment objectives	Typical Investments
Putnam VT Absolute Return 500 Fund Class IB	Putnam VT Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.	The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds.

On Page 46, the first sentence of the first paragraph is replaced with the following:

“These riders may not be available in your state or the terms and conditions may vary from state to state.”

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

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